UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 26, 2021

Date of Report (Date of earliest event reported)

HELIUS MEDICAL TECHNOLOGIES, INC.

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	001-38445	36-4787690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

642 Newtown Yardley Road, Suite 100 Newtown, PA		18940
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (215) 944-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HSDT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(f) Determination of Non-Equity Incentive Plan Compensation for Fiscal Year Ended December 31, 2020

On February 26, 2021, the compensation committee of the board of directors of Helius Medical Technologies, Inc. (the “Company”) approved non-equity incentive plan compensation based on performance targets for the year ended December 31, 2020 for Jonathan Sackier, one of the Company’s named executive officers identified in the Company’s registration statements on Form S-1 (Registration No. 333-251804) and related prospectus. Bonus amounts were not included under “Non-Equity Incentive Plan Compensation” in the summary compensation table included in the registration statement and related prospectus (the “Summary Compensation Table”), because, at the time of filing, the bonus amounts earned for the year ended December 31, 2020 for the named executive officers had not been determined and were not calculable.  All other compensation for the Company’s named executive officers for the year ended December 31, 2020 was previously reported by the Company in the Summary Compensation Table.

The total annual compensation for the years ended December 31, 2020 and 2019 for the named executive officers, recalculated to include the non-equity incentive plan compensation approved for Mr. Sackier for 2020, are set forth below. Non-equity incentive plan compensation for Ms. LaViscount for 2020 have not been determined as at the date of this filing and are not currently calculable.  See the full Summary Compensation Table for more information.

Name and Principal Position	Year	Non-Equity Incentive Plan Compensation	Total ($)
Dane C. Andreeff	2020	—	$22,500
Interim President and Chief Executive Officer	2019	—	$79,144

Philippe Deschamps	2020	—	$786,927
Former Chief Executive Officer	2019	—	$1,244,502

Joyce LaViscount	2020	— (1)	$412,640
Chief Financial Officer and Chief Operating Officer	2019	—	$1,033,031

Jonathan Sackier	2020	$40,000	$267,389
Chief Medical Officer	2019	—	$798,913
(1)	Amounts for Ms. LaViscount for the fiscal period ending December 31, 2020 have not been determined as at the date of this filing and are not currently calculable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HELIUS MEDICAL TECHNOLOGIES, INC.

Date: March 4, 2021	By:	/s/ Joyce LaViscount
Joyce LaViscount
Chief Financial Officer, Chief Operating Officer and Secretary

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